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                     PROVIDENT MUTUAL LIFE INSURANCE COMPANY
               PROVIDENT MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT
                 PROVIDENT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT

               PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                PROVIDENTMUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT
                 PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT

                     SUPPLEMENT DATED OCTOBER 1, 2002 TO THE
                  PROSPECTUSES DATED MAY 1, 2002, MAY 1, 2001,
                   MAY 1, 2000, MAY 1, 1994, AND MAY 1, 1988

This supplement provides updated information concerning recent developments affecting Provident Mutual Life Insurance Company ("Provident Mutual") and Providentmutual Life and Annuity Company of America ("PLACA").

On October 1, 2002, Provident Mutual converted from a mutual insurance company to a stock insurance company and became a wholly-owned subsidiary of Nationwide Financial Services, Inc. ("Nationwide Financial"), pursuant to the terms of the sponsored demutualization described in your Prospectus. The sponsored demutualization has not, in any way, changed your Policy or Contract premiums or reduced your Policy or Contract benefits.

AS A RESULT OF THE SPONSORED DEMUTUALIZATION, PROVIDENT MUTUAL HAS BEEN RENAMED "NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA," AND PLACA HAS BEEN RENAMED "NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA." Any reference in your Prospectus to Provident Mutual and/or PLACA will now be referring to "Nationwide Life Insurance Company of America" and/or "Nationwide Life and Annuity Company of America," respectively.

Further, the Provident Mutual and PLACA separate accounts have been renamed as follows:

     - The Provident Mutual Variable Annuity Separate Account is now the "NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT 1."

     - The Provident Mutual Variable Life Separate Account is now the "NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1."

     - The Providentmutual Variable Annuity Separate Account is now the "NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A."

     - The Providentmutual Variable Life Separate Account is now the "NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT A."

As described in your Prospectus, owners of policies or contracts of Provident Mutual that were in force on December 14, 2001 (the date of adoption of the plan of conversion) are generally eligible for consideration in the demutualization. Eligible members of Provident Mutual will receive either Nationwide Financial stock or, subject to certain limits, cash in the merger. Eligible members who, because of certain tax attributes of their policies, cannot receive stock or

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cash will receive policy credits in the conversion. A package of materials providing more detail about these benefits was mailed to eligible members of Provident Mutual beginning on or about August 10, 2002.

Under Pennsylvania law, owners of policies or contracts issued by PLACA are not eligible to receive consideration in the demutualization.

RESTATEMENT OF EXPENSES FOR THE MARKET STREET FUND PORTFOLIOS

Certain fees and expenses in the fee table for the Market Street Fund portfolios have been restated as of October 1, 2002 to reflect new administrative services and other agreements.

RESTATED ANNUAL PORTFOLIO OPERATING EXPENSES FOR THE MARKET STREET FUND PORTFOLIOS FOR THE PERIOD ENDING DECEMBER 31, 2001 (AS A PERCENTAGE OF AVERAGE PORTFOLIO ASSETS):

                                                                                                        NET TOTAL
                                                                                      GROSS TOTAL        ANNUAL
                  PORTFOLIO                     MANAGEMENT FEES    OTHER EXPENSES   ANNUAL EXPENSES    EXPENSES(2)
                  ---------                     ---------------    --------------   ---------------    -----------
MARKET STREET FUND(1)
    All Pro Broad Equity Portfolio                   0.74%              0.31%            1.05%            0.90%
    All Pro Large Cap Growth Portfolio               0.70%              0.31%            1.01%            0.90%
    All Pro Large Cap Value Portfolio                0.70%              0.31%            1.01%            0.90%
    All Pro Small Cap Growth Portfolio               0.90%              0.31%            1.21%            1.10%
    All Pro Small Cap Value Portfolio                0.90%              0.29%            1.19%            1.10%
    Equity 500 Index Portfolio                       0.24%              0.27%            0.51%            0.28%
    International Portfolio                          0.75%              0.30%            1.05%            1.05%
    Mid Cap Growth Portfolio                         0.75%              0.31%            1.06%            0.95%
    Balanced Portfolio                               0.55%              0.31%            0.86%            0.86%
    Bond Portfolio                                   0.40%              0.29%            0.69%            0.68%
    Money Market Portfolio                           0.25%              0.30%            0.55%            0.50%

     (1) Other Expenses for the Market Street Fund portfolios include an administrative service expense of 0.15% (0.10% for the Equity 500 Index Portfolio). This administrative service expense is payable to Nationwide Life Insurance Company of America ("NLICA") or Nationwide Life and Annuity Company of America ("NLACA") for administration services that NLICA or NLACA provides to Market Street Fund. These administrative services include financial, account administration, record keeping, and accounting services provided to Market Street Fund by NLICA or NLACA personnel.

     (2) For certain portfolios, certain expenses were reimbursed or fees waived during 2001. These expense reimbursement and fee waiver arrangements will not be terminated prior to April 30, 2003. However, for certain portfolios, no expenses were actually reimbursed or fees waived during 2001 because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.


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CHANGE IN MARKET STREET FUND INVESTMENT ADVISER AND SUBADVISER

As of October 1, 2002, Gartmore Mutual Fund Capital Trust ("Gartmore"), an affiliate of Nationwide Financial, replaced Market Street Investment Management Company ("MSIM") as Market Street Fund's investment adviser. In connection with the appointment of Gartmore as investment adviser, T. Rowe Price Associates, Inc. is no longer the subadviser to the Mid Cap Growth Portfolio. Gartmore will manage the Mid Cap Growth Portfolio without the services of a subadviser.

Gartmore also has retained Wilshire Associates Incorporated as an investment management consultant to assist Gartmore in identifying and evaluating the performance of potential subadvisers for each All Pro Portfolio and the Bond Portfolio.

Any reference in your Prospectus to MSIM or T. Rowe Price Associates, Inc. will now be referring to Gartmore.

                                      * * *

This supplement should be retained with your Prospectus for future reference. If you have any questions, please refer to the Market Street Fund prospectus and statement of additional information for more information, or contact (800) 688-5177 or your registered representative.


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